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                                                                    EXHIBIT 10.4

THE RIGHTS OF THE SECURED PARTY UNDER THIS SECURITY AGREEMENT SHALL BE SUBORDINATED TO THE EXTENT AND IN THE MANNER PROVIDED IN THAT CERTAIN PEQUOT SUBORDINATION AGREEMENT BETWEEN THE SECURED PARTY AND FOOTHILL CAPITAL CORPORATION, A CALIFORNIA CORPORATION (THE "SUBORDINATION AGREEMENT"). THE SECURED PARTY AND SUBSEQUENT HOLDER OF THE NOTE (AS DEFINED BELOW), BY ACCEPTANCE OF THEREOF, ACKNOWLEDGE AND AGREE TO BE BOUND BY THE SUBORDINATION AGREEMENT.

                               SECURITY AGREEMENT


              SECURITY AGREEMENT dated as of April 20, 2001 ("Security Agreement"), between FUTURELINK CORP., a Delaware corporation (the "Borrower"), each of the subsidiaries of the Borrower listed under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (the "Subsidiary Guarantors" and together with the Borrower, the "Securing Parties") and PEQUOT PRIVATE EQUITY FUND II, L.P., a Delaware limited partnership (the "Secured Party").

              PRELIMINARY STATEMENTS.

              1. The Borrower has entered into a Secured Subordinated Convertible Promissory Note in favor of the Secured Party, dated the date hereof (as modified and supplemented and in effect from time to time, the "Note"), which evidences one or more loans to be to be made by the Secured Party to the Borrower in an aggregate principal amount of up to $5,000,000. Capitalized terms used in this Security Agreement and not otherwise defined herein shall have the meanings set forth in the Note.

              2. Each Subsidiary Guarantor will receive direct and indirect benefits by reason of the availability of the loan extended pursuant to the Note.

              3. It is a condition precedent to the obligation of the Secured Party to enter into the Note and to provide a loan to the Borrower pursuant to the Note that the Borrower and the Subsidiary Guarantors shall have granted the security interest contemplated by this Security Agreement.

              NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to provide a loan to the Borrower as provided in the Note, the Securing Parties hereby agree as follows:

              SECTION 1. Grant of Security. Each Securing Party hereby grants to the Secured Party a security interest in and on all of such Securing Party's right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (the "Collateral"):


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              (a) The shares of capital stock of the respective corporations identified on Schedule I hereto under the caption "Issuer" (the "Issuers") represented by the certificates identified on Schedule I hereto under the name of such Securing Party and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by such Securing Party, in each case together with the certificates evidencing the same (collectively, the "Pledged Stock");

              (b) All shares, securities, money or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

              (c) Without affecting the obligations of such Securing Party under any provision prohibiting such action hereunder or under the Note, in the event of any consolidation or merger in which an Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is such Securing Party itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Stock Collateral")

              (d) Except for the equipment subject to liens set forth on
Schedule 1(d) hereto in an aggregate amount not to exceed $23,000,000 and Permitted Purchase Money Liens (as defined in Section 4(b)) (for so long as such lessors and/or lenders set forth on Schedule 1(d) hereto maintain a security interest in such equipment), all equipment in all of its forms, wherever located, including, without limitation, all machinery and other goods, furniture, furnishings, fixtures, office supplies and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

              (e) All inventory in all of its forms, wherever located, including, but not limited to, (i) all raw materials and work in progress, finished goods, and materials used or consumed in manufacture or production,
(ii) goods in which such Securing Party has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Securing Party has an interest or right as consignee), and (iii) goods which are returned to or repossessed by such Securing Party, and all accessions thereto and products thereof and all documents and documents of title relating to or covering any of the foregoing or any other assets ("Documents") (any and all such inventory, accessions, products and Documents being the "Inventory");


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              (f) All accounts, accounts receivable, contract rights, chattel paper, instruments, acceptances, drafts, and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records and documents relating to any of the foregoing, including all computer records, programs, storage media and computer software useful or required in connection therewith (the "Receivables"), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such Receivables, and any and all such leases, security agreements and other contracts (the "Related Contracts");

              (g) All rights under all contracts or agreements to which such Securing Party is a party (other than contracts or agreements which by their terms expressly prohibit the granting of any lien, charge, claim or encumbrance of any nature whatsoever ("Lien") thereon);

              (h) All trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, together with the goodwill associated therewith, and all reissues, amendments, extensions or renewals thereof and all licenses thereof (the "Trademarks");

              (i) All copyrights, copyrighted works or any item which embodies such copyrighted work of the United States or any other country, all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all derivative works, extensions or renewals thereof (the "Copyrights");

              (j) All letters patent of the United States or any other country, and all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all reissues, continuations, divisionals, continuations-in-part or extensions thereof and all licenses thereof (the "Patents");

              (k) All other tangible and intangible personal property and fixtures; and

              (l) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (k) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any


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indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

              Notwithstanding the foregoing, the Collateral does not and shall not include any shares of capital stock of or other equity interests in KNS Holdings Ltd. and FutureLink Europe Limited, each a company organized under the laws of England and Wales.

              SECTION 2. Security for Obligations. The Collateral secures the prompt and complete payment when due of (i) the outstanding principal and interest on the Note, (ii) all other obligations of the Borrower under the Note, and (iii) all obligations of the Borrower to the Secured Party specifically set forth in this Security Agreement and not obligations under any agreement entered into prior to the effective date of this Security Agreement (collectively, the "Secured Obligations").

              SECTION 3. The Securing Parties Remain Liable. Anything herein to the contrary notwithstanding, (a) each Securing Party shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release such Securing Party from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of such Securing Party thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

              SECTION 4. Representations and Warranties. Each Securing Party represents and warrants to the Secured Party as follows:

              (a) All of the Equipment and Inventory (i) were acquired in the ordinary course of business and (ii) are owned by one of the Securing Parties and located at the places specified on Schedule II hereto. The chief place of business and chief executive office of each Securing Party and the office where such Securing Party keeps its records concerning Receivables are located at the address specified on Schedule II hereto. All originals of all chattel paper which evidence Receivables shall be delivered to the Secured Party upon termination of the Senior Indebtedness that is secured by such Receivables. None of the Receivables is evidenced by a promissory note or other instrument.

              (b) Each Securing Party owns the Collateral free and clear of any Lien, except for the Permitted Liens. As used herein, "Permitted Liens" shall mean the security interest created by this Security Agreement, the security interests existing in respect of the Senior Indebtedness, the liens listed on
Schedule 4(b) hereto, liens for unpaid taxes not yet delinquent, interests of lessors under operating leases, purchase money liens, so long as such lien attaches only to the asset purchased or acquired and the proceeds thereof and in an aggregate amount not to exceed $2,000,000 as contemplated by the


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Secured Parties' budget for the next six months from the date of this Security
Agreement, which has been provided to the Secured Party (the "Permitted Purchase Money Liens"), liens arising by operation of law incurred in the ordinary course of business and not in connection with the borrowing of money, liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business and not in connection with the borrowing of money, liens granted a security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, liens resulting from any judgment or award that is not a default and easements, rights of way and zoning restrictions that do not materially interfere with or impair the use or operation of the subject property. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except for financing statements filed with respect to the Permitted Liens.

              (c) No Securing Party conducts business under any name or trade name other than its proper corporate name or FutureLink.

              (d) Each Securing Party has exclusive possession and control of its respective Equipment and Inventory.

              (e) All material Related Contracts of each Securing Party are in full force and effect, and such Securing Party and, to the such Securing Party's knowledge, the other persons to each such Related Contract have performed in all material respects their respective obligations under each such Related Contract.

              (f) Schedule III sets forth a complete and correct list of all registered Patents, Trademarks and Copyrights and applications therefor owned by each Securing Party on the date hereof. Such Securing Party has the right to use all Patents, Trademarks, and Copyrights and all computer programs and other rights, free from materially burdensome restrictions, which are necessary for the operation of its business as presently conducted. There is not pending or threatened any claim or litigation against or affecting such Securing Party contesting the validity of any of the Patents, Trademarks or Copyrights or computer program or other right.

              (g) This Security Agreement creates a valid Lien in the Collateral, securing the payment of the Secured Obligations, and all other actions necessary or desirable to perfect and protect such security interest as requested by the Lender have been duly taken.

              (h) No authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory agency or authority is required (1) for the grant by each Securing Party of the security interest granted hereby or (2) for the execution, delivery or performance of this Security Agreement by such Securing Party or (3) other than such filings as may be required to be made with the United States Patent and Trademark Office, United States Copyright Office or under the Uniform Commercial Code (the "Code"), or with the Canadian federal and provincial governmental authorities, for the perfection of or the exercise by the Secured Party of their respective rights and


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remedies hereunder.

              SECTION 5. Further Assurances.

              (a) After the Senior Indebtedness that is secured by the Stock Collateral either (i) has been paid in full and the commitments to advance loans thereunder have been terminated or (ii) the pledge of such Stock Collateral has been released thereunder, each Securing Party shall, if any of the shares, securities or moneys or property required to be pledged by such Securing Party under clauses (a), (b) or (c) of Section 1 hereof are received by such Securing Party, forthwith either (i) transfer and deliver to the Secured Party such shares or securities so received by such Securing Party (together with the certificates for such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Secured Party, pursuant to the terms of this Security Agreement, as part of the Collateral, or (ii) take such other action as the Secured Party shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses
(a), (b) and (c).

              (b) Each Securing Party will cause the Stock Collateral to constitute at all times the percentage of the total number of shares of each class of capital stock of each Issuer then outstanding as set forth on Schedule I hereto.

              (c) So long as no Default shall have occurred and be continuing, the Securing Parties shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Security Agreement or the Note.

              (d) Unless and until a Default has occurred and is continuing, the Securing Parties shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

              (e) If any Default shall have occurred and the Senior Indebtedness that is secured by the Stock Collateral either (i) has been paid in full and the commitments to advance loans thereunder have been terminated, or (ii) the pledge of such Stock Collateral has been released thereunder, then so long as such Default shall continue, all dividends and other distributions on the Stock Collateral shall be paid directly to the Secured Party to apply to payment of the Secured Obligations.

              (f) Each Securing Party agrees that from time to time, at the expense of such Securing Party, such Securing Party will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including, but not limited to, the filing of any additional financing statements that may be required by the adoption of Revised Article 9 of the Uniform Commercial Code in the State of New York. Without limiting the generality of the


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foregoing, such Securing Party will: (1) subject to the termination of the security interests existing under the Senior Indebtedness that is secured by Receivables, if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, deliver such promissory note or other instrument or chattel paper to the Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; and (2) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

              (g) Each Securing Party hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Securing Party where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

              (h) Each Securing Party will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

              (i) Subject to any claims under the Senior Indebtedness, each Securing Party will defend the Collateral against all claims and demands of all persons (other than the Secured Party) claiming an interest therein. Such Securing Party will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent where there is a good faith contest to the validity thereof. In connection with any such good faith contest such Securing Party will, at the request of the Secured Party, promptly provide a bond, cash deposit or other security reasonably satisfactory to protect the security interest of the Secured Party should such good faith contest be unsuccessful.

              SECTION 6. As to Equipment, Inventory and Trademarks. Each Securing Party shall:

              (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Schedule II hereto or, upon 30 days' prior written notice to the Secured Party, at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to the Equipment and Inventory;

              (b) Cause the Equipment necessary for the conduct of its business to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection


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therewith which are necessary or desirable to such end;

              (c) Permit the Secured Party or any agent thereof to have access to the Inventory and Equipment for purposes of inspection during normal business hours and upon reasonable notice to the Securing Party;

              (d) Promptly notify the Secured Party in writing of any material loss or damage to the Inventory or Equipment;

              (e) Not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in the Inventory or Equipment, except in the ordinary course of business;

              (f) Not use or permit the Inventory or Equipment to be used for any unlawful purpose or in violation of any law or for hire;

              (g) Not permit the Equipment to become a part of or to be affixed to any real property of any person;

              (h) Advise the Secured Party of all Trademarks, Patents and Copyrights or applications for or registration of the same, created or obtained by a Securing Party on or after the date of this Security Agreement; and

              (i) Take all reasonable steps to maintain and enforce the Trademarks, Patents and Copyrights material to the conduct of its business, including but not limited to (1) payment of all fees, (2) prosecuting infringers if failure to do so would materially and adversely affect the business of a Securing Party and (3) diligently pursuing any application or registration material to the business of a Securing Party.

              SECTION 7. Insurance.

              (a) The Securing Parties shall, at their own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Secured Party from time to time.

              (b) Reimbursement under any liability insurance maintained by such Securing Party pursuant to this Section 7 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 7 is not applicable, such Securing Party shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Securing Party pursuant to this Section 7 shall be paid to such Securing Party as reimbursement for the costs of such repairs or replacements.

              (c) Subject to the terms of the Senior Indebtedness, upon the occurrence of any Default (as defined in the Note), all insurance payments in respect of such Equipment or Inventory shall be paid to the Secured Party to be applied to payment of the amounts due under the Note and hereunder.


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              SECTION 8. As to Receivables.

              (a) Each Securing Party shall keep the Receivables (except the originals of all chattel paper which evidences such Receivables, which after the Senior Indebtedness that is secured by such Receivables is paid in full and the commitments to advance loans thereunder have been terminated, shall promptly deliver to the Secured Party) at its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, at the location therefor specified in Schedule II hereto or, upon 30 days' prior written notice to the Secured Party, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to Receivables. Such Securing Party will hold and preserve such records and will permit representatives of the Secured Party to inspect and make abstracts from such records.

              (b) Except as otherwise provided in this subsection (b), each Securing Party shall continue to collect, at its own expense, all amounts due or to become due to such Securing Party under the Receivables. In connection with such collections, such Securing Party may take (and, at the discretion of the Secured Party, shall take) such action as such Securing Party or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Secured Party shall have the right at any time, upon the occurrence and during the continuance of a Default upon written notice to such Securing Party of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Securing Party thereunder directly to the Secured Party and, upon such notification and at the expense of such Securing Party, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Securing Party might have done. After receipt by such Securing Party of the notice from the Secured Party referred to in the proviso to the preceding sentence and as long as there is a Default, (1) all amounts and proceeds (including instruments) received by such Securing Party in respect of the Receivables shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Securing Party and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral, or be applied as provided by Section 13(b), as determined by the Secured Party, and (2) such Securing Party shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, other than any discount allowed for prompt payment.

              SECTION 9. Transfer and Other Liens. Each Securing Party shall not:

              (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except in the ordinary course of business.

              (b) Except for purchase money financing in the ordinary course of business, create or suffer to exist any Lien upon or with respect to any of the Collateral to


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secure debt of any person.

              SECTION 10. Secured Party Appointed Attorney-in-Fact. Each Securing Party hereby irrevocably appoints each Secured Party as such Securing Party's attorney-in-fact, with full authority in the place and stead of such Securing Party and in the name of such Securing Party, the Secured Party or otherwise, to, after the occurrence and during the continuance of a Default, take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

              (a) to obtain and adjust insurance required to be paid to the Secured Party pursuant to Section 7;

              (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

              (c) to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper, in connection with clause (a) or (b) above, and such Securing Party waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

              (d) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral; and

              (e) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof.

              Each Securing Party hereby ratifies and approves all acts, other than those which result from the Secured Party's gross negligence or willful misconduct, of the Secured Party, as its attorney in-fact, pursuant to this
Section 10; and the Secured Party, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than those which result from the Secured Party's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

              Each Securing Party also authorizes the Secured Party, at any time and from time to time, after the occurrence and during the continuance of a Default, to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

              SECTION 11. Secured Party May Perform. If a Securing Party fails to perform any agreement contained herein, the Secured Party may itself perform, or cause


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performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the such Securing Party under
Section 14(b).

              SECTION 12. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect their interest in the Collateral and shall not impose any duty upon them to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

              SECTION 13. Remedies. If any Default shall have occurred, then during the continuance of such Default:

              (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and also may (i) require each Securing Party to, and such Securing Party hereby agrees that it will at its expense and upon the request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties and (ii) to enter the premises where any of the Collateral is located and take and carry away the same, by any of its representatives, with or without legal process, to Secured Party's place of storage, and (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery and upon such other terms as the Secured Party may deem commercially reasonable. Each Securing Party agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to such Securing Party of the time and place of any public or private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

              (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to Section 14) in whole or in part by the Secured Party against, all or any part of Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations to the Secured Party shall be paid over to the respective Securing Party. If the proceeds of the sale of the Collateral are insufficient to pay all of the Secured Obligations each Securing Party agrees to pay upon demand any deficiency to the Secured Party.

              SECTION 14. Indemnity and Expenses.

              (a) Each Securing Party agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct.

              (b) Each Securing Party will upon demand pay to the Secured Party the amount of any and all expenses, including the reasonable fees and out of pocket disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with (1) filing or recording fees incurred in connection with this Security Agreement, (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (3) the exercise or enforcement of any of the rights of the Secured Party, or (4) the failure by such Securing Party to perform or observe any of the provisions hereof. The Secured Party shall not be liable to such Securing Party for damages as a result of delays, temporary withdrawals of the Equipment from service or other causes other than those caused by the Secured Party's gross negligence or willful misconduct.

              SECTION 15. Amendments; Etc. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Securing Parties herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              SECTION 16. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be (i) mailed by registered or certified mail, postage prepaid, (ii) delivered by reliable overnight courier service, or (iii) otherwise delivered by hand or by messenger, addressed (A) if to the Secured Party, to Pequot Capital Management, Inc., 500 Nyala Farm Road, Westport, Connecticut 06880, Attention: Amber Tencic and Carol Holley, or at such other address as any Secured Party shall have furnished to the Securing Parties in writing, or (B) if to a Securing Party, to FutureLink Corp., 2 South Pointe Drive, Lake Forest, California 92630, Attention: Chief Financial Officer and General Counsel, or at such other address as such Securing Party shall have furnished to the Secured Party in writing. All such notices and communications shall be effective upon receipt.

              SECTION 17. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until payment in full of the Secured Obligations, (2) be binding upon each Securing Party and its successors and assigns, and (3) inure to the benefit of the Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (3), a Secured Party may assign or otherwise transfer all or a portion of its rights and obligations under the Note to any other person in accordance with the terms thereof, and such other person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the payment in full of the Secured Obligation, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Securing Parties. Upon any such termination, the Secured Party will, at the Securing Parties' request, execute and deliver to the Securing Parties such Uniform Commercial Code termination statements and such other documentation as the Securing Parties shall reasonably request to effect the termination and release of the Liens on the Collateral.

              SECTION 18. Subordination. Notwithstanding anything to the contrary in this Security Agreement and in the Note, the indebtedness evidenced by the Note, and all rights of the Secured Party hereunder, shall be subordinate to the rights of the Senior Indebtedness.

              SECTION 19. Governing Law; Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Note, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

              SECTION 20. Miscellaneous. This Security Agreement is in addition to and not in limitation of any other rights and remedies the Secured Party may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by the Securing Parties or by law or otherwise. If any provision of this Security Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable law confers any rights in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform thereto. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by the Secured Party of any right or remedy hereunder on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which the Secured Party would have had on any future occasion nor shall the Secured Party be liable for exercising or failing to exercise any such right or remedy. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and the parties hereto may execute this Security Agreement by signing any such counterpart. Facsimile execution and delivery of this Security Agreement shall be legal, valid and binding execution and delivery for all purposes.


         [The remainder of this page has been intentionally left blank.]

              IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                   BORROWER


                                   FUTURELINK CORP., a Delaware corporation

                                   By:  /s/ HOWARD E. TAYLOR
                                      ------------------------------------------
                                      Howard E. Taylor, President
                                      and Chief Executive Officer


                                   SUBSIDIARY GUARANTORS




                                   FUTURELINK PLEASANTON CORP., a Delaware
                                   corporation

                                   By:  /s/ HOWARD E. TAYLOR
                                      ------------------------------------------
                                      Howard E. Taylor, President
                                      and Chief Executive Officer




                                   FUTURELINK MICRO VISIONS CORP., a Delaware corporation

                                   By:  /s/ HOWARD E. TAYLOR
                                      ------------------------------------------
                                      Howard E. Taylor, President
                                      and Chief Executive Officer




                                   FUTURELINK VSI CORP., a Maryland corporation

                                   By:  /s/ HOWARD E. TAYLOR
                                      ------------------------------------------
                                      Howard E. Taylor, President
                                      and Chief Executive Officer

                                   FUTURELINK MADISON CORP., a Delaware
                                   corporation

                                   By:  /s/ HOWARD E. TAYLOR
                                      ------------------------------------------
                                      Howard E. Taylor, President
                                      and Chief Executive Officer





                                   FUTURELINK ASYNC CORP., a Delaware
                                   corporation


                                   By:  /s/ HOWARD E. TAYLOR
                                      ------------------------------------------
                                      Howard E. Taylor, President
                                      and Chief Executive Officer


                                   3045207 NOVA SCOTIA COMPANY, a Nova Scotia corporation


                                   By:  /s/ HOWARD E. TAYLOR
                                      ------------------------------------------
                                      Howard E. Taylor, President
                                      and Chief Executive Officer


                                   1423280 ONTARIO INC., an Ontario corporation

                                   By:  /s/ HOWARD E. TAYLOR
                                      ------------------------------------------
                                      Howard E. Taylor, President
                                      and Chief Executive Officer


                                   FUTURELINK CANADA CORP., an Ontario
                                   corporation

                                   By:  /s/ HOWARD E. TAYLOR
                                      ------------------------------------------
                                      Howard E. Taylor, President
                                      and Chief Executive Officer

                                   SECURED PARTY


                                   PEQUOT PRIVATE EQUITY FUND II, L.P.,
                                   a Delaware limited partnership

                                   By:  Pequot Capital Management, Inc.,
                                        its Investment Manager

                                   By:  /s/ KEVIN E. O'BRIEN
                                      ------------------------------------------
                                      Kevin E. O'Brien, General Counsel

                     SCHEDULE 1(d) TO THE SECURITY AGREEMENT


                                 EXCLUDED LIENS


FUTURELINK CORP.

Transamerica Business Credit Corporation
-      Reg. #9935160743; collateral: equipment sold by TBCC
-      Reg. #0007461024; collateral: specific equipment

Compaq Financial Services Corporation
              -      Reg. #9934360283; collateral: equipment under lease
              -      Reg. #0197080; collateral: equipment under lease
              -      Reg. #1983803; collateral: equipment under lease

- Reg. #20010202 1443 1530 0023; collateral: equipment under equipment schedule no. 100746000010

GATX Technology Services corporation
-      collateral: equipment under lease

EMC Corporation
-      Reg. #0001060733; collateral: specific equipment
-      Reg. #0001060743; collateral: specific equipment
-      Reg. #0007760039; collateral: specific equipment
              -      Reg. #0025061088; collateral: specific equipment
              -      Reg. #32260143; collateral: specific equipment
              -      Reg. #2007817; collateral: specific equipment

Fleet Business Credit Corporation
-      Reg. #0001060738; collateral: specific equipment

Hewlett Packard Company
              -      Reg. #0016060387; collateral: equipment under lease


FUTURELINK MADISON CORP.

NIA National Leasing Inc.
              - Reg. #001924 (assigned to Leasevest Capital Corp.); collateral: specific equipment
              - Reg. #001933 (assigned to Advanta Leasing Corp.); collateral: specific equipment
              - Reg. #99PN07190 (assigned to Advanta Leasing Corp.); collateral: specific equipment
              - Reg. #99PN01056 (assigned to Leasevest Capital Corp.); collateral: specific equipment

Unicyn Financial Corporation
              - Reg. #173465 (assigned Green Tree Vendor Services Corporation); collateral:

              specific equipment
              -      Reg. #99PN48889 (assigned Green Tree Vendor Services
              -      Corporation); collateral: specific equipment

FUTURELINK MICRO VISIONS CORP.

Hewlett Packard Company
              -      Reg. #9934260066; collateral: specific equipment

Transamerica Business Credit Corporation
              -      Reg. #9935160746; collateral: specific equipment
              -      Reg. #0007560143; collateral: specific equipment
              -      Reg. #0021760510; collateral: specific equipment

Data General Corporation
              -      Reg. #0006760426; collateral: specific equipment

FUTURELINK CANADA CORP.

Compaq Financial Services Canada Corporation
              - Reg. #00071812051; collateral: computer equipment under lease
- Reg. #20000203 1809 1531 0812; collateral: equipment under equipment schedule no. 100746000002
              - Reg. #20000927 1831 1531 1981; collateral: equipment under equipment schedule no. 67440C
              - Reg. #20000914 1810 1531 5881; collateral: equipment under equipment schedule no. 67440B
              - Reg. #20000921 1808 1531 5096; collateral: equipment under lease no. 67280 dated 06/08/00
              - Reg. #20000921 1808 1531 5097; collateral: equipment under lease no. 67243 dated 05/04/00
              - Reg. #20000921 1808 1531 5098; collateral: equipment under lease no. 668890 dated 04/13/00
              - Reg. #20000823 1756 1531 0470; collateral: equipment under lease no. 67243 dated 05/04/00
              - Reg. #20000921 1808 1531 8632; collateral: equipment under lease no. 67280 dated 06/08/00
              - Reg. #20000328 1802 1531 3186; collateral: equipment under lease no. 666889
              -      Reg. #19990820 1204 7029 3124; collateral: all goods
              provided by Compaq
              - Reg. #20010226 1432 1530 1721; collateral: equipment under lease no. 67440I dated 02/05/01
              - Reg. # 20010108 1449 1530 5408; collateral: equipment under lease no. 67440G dated 12/21/00
              - Reg. #20010108 1449 1530 5411; collateral: equipment under lease no. 67440H dated 12/21/00
              - Reg. #20001201 1137 1529 5896; collateral: equipment under lease no. 67440F dated 11/27/00
              - Reg. #20001114 1117 1529 8113; collateral: equipment under lease no. 67440D dated 11/02/00
              - Reg. #00092207711; collateral: equipment under lease no. 100746 dated 11/15/99

              - Reg. #01020209530; collateral: equipment under lease no.100746 dated 11/1/5/99
              - Reg. #00071812051; collateral: equipment under lease no.100746 dated 11/15/99

Ingram Micro Inc.
              - Reg. #97101729933 (as amended); collateral: all present and after acquired personal property
              -      Reg. #20000913 1536 1826 0812; collateral: inventory,
              equipment, accounts
              - Reg. #19931018 0901 0004 0957; collateral: general security agreement
              -      Reg. #19961015 1711 1826 0223; collateral: renewal
              -      Reg. #19990928 1441 1826 0656; collateral: renewal
              - Reg. #00122815939; collateral: all present and after acquired personal property

Newcourt Financial Ltd.
              -      Reg. #98061517201; collateral: photocopier
              -      Reg. #99011902154; collateral: telephone system equipment
              -      Reg. #19990504 1811 1531 8522; collateral: inventory,
              equipment, accounts, other

Merisel Canada Inc.
              - Reg. #95050916808 (as amended); collateral: all present and after acquired personal property
              -      Reg. #00050405422; collateral: computer hardware
              - Reg. #19990315 0844 1192 0202; collateral: general security agreement
              -      Reg. #19990205 0849 1192 9831; collateral: computer
              equipment
              -      Reg. #19990315 0846 1192 0203; collateral: inventory,
              accounts, other

Bayshore Leasing Corporation
              -      Reg. #19980625 1703 1672 4888; collateral: equipment
              -      Reg. #19980304 1617 1672 4549; collateral: equipment

Tech Data Canada Inc.
              -      Reg. #20000720 1105 9075 0327; collateral: general security
              -      agreement
              -      Reg. #19971031 1059 0043 6715; collateral: inventory,
              accounts, other

National leasing Group Inc.
              -      Reg. #99011511476; collateral: telephone equipment system

Accel Capital Corp.
              -      Reg. #99033026792; collateral: office furniture

Hewlett Packard (Canada) Ltd.
              - Reg. #99102217579; collateral: computer equipment described in leases

Transamerica Business Credit Corporation
              -      Reg. #99112400579; collateral: computer equipment
              - Reg. #20001221 1746 8028 0522; collateral: equipment and other

Commcorp. Financial Services
              -      Reg. #97062504440; collateral: computer equipment

Ikon Office Solutions, Inc.
              -      Reg. #9905270453; collateral: photocopier
              -      Reg. #99052704444; collateral: fax machine

                     SCHEDULE 4(b) TO THE SECURITY AGREEMENT


                                 PERMITTED LIENS


FUTURELINK CORP.

1.     Transamerica Business Credit Corporation
       -      Reg. #9935160743; collateral: equipment sold by TBCC
       -      Reg. #0007461024; collateral: specific equipment

2.     Compaq Financial Services Corporation
       -      Reg. #9934360283; collateral: equipment under lease
       -      Reg. #0197080; collateral: equipment under lease
       -      Reg. #1983803; collateral: equipment under lease
       - Reg. #20010202 1443 1530 0023; collateral: equipment under equipment schedule no. 100746000010

3.     GATX Technology Services corporation - collateral: equipment under lease

4.     Unisys Corporation

       -      Reg. #0007460404; collateral: computer and other equipment

5.     EMC Corporation
       -      Reg. #0001060733; collateral: specific equipment
       -      Reg. #0001060743; collateral: specific equipment
       -      Reg. #0007760039; collateral: specific equipment
       -      Reg. #0025061088; collateral: specific equipment
       -      Reg. #32260143; collateral: specific equipment
       -      Reg. #2007817; collateral: specific equipment

6.     Fleet Business Credit Corporation
       -      Reg. #0001060738; collateral: specific equipment

7.     Hewlett Packard Company
       -      Reg. #0016060387; collateral: equipment under lease

8.     Foothill Capital Corporation
       -      Reg. #1141646; collateral: all assets
       -      Reg. #1141646; collateral: unspecified
       -      Reg. #1141859; collateral: unspecified
       -      Reg. #0015441; collateral: unspecified
       -      Reg. #0029360241; collateral: all assets
       -      Reg. #0069566; collateral: all assets
       -      Reg. #04400008334; collateral: unspecified
       -      Reg. #2352954; collateral: unspecified
       -      Reg. 181063737; collateral: unspecified
       -      Reg. #18103C; collateral: all assets
       -      Reg. #2003324; collateral: all assets
       -      Reg. #00199631; collateral: all assets
       -      Reg. #0010167815; collateral: all assets
       -      Reg. #103060179; collateral: unspecified
       -      Reg. #2028617; collateral: unspecified
       -      Reg. #236314; collateral: unspecified

       -      Reg. #102306; collateral: unspecified
       -      Reg. #96683; collateral: unspecified
       - Reg. #20001208 1638 3033 0751; collateral: inventory, equipment, accounts, other

9.     Canon Financial Services, Inc.
       -      Reg. #0028860103; collateral: equipment under lease

10.    Leasing Technologies International Inc.
       -      Reg. #103060179; collateral: unspecified
       -      Reg. #20010114749; collateral: unspecified
       -      Reg. #014842; collateral: unspecified
       -      Reg. #047874; collateral: unspecified

11.    Macrolease International Corp.
       -      Reg. #103761012; collateral: unspecified

FUTURELINK PLEASANTON CORP.

1.     Foothill Capital Credit Corporation
       -      Reg. #029360255; collateral: all assets
       -      Reg. #0069550; collateral: all assets

FUTURELINK VSI CORP.

1.     Foothill Capital Credit Corporation
              -      Reg. #B2000-41064FS; collateral: all assets
              -      Reg. #0069516; collateral: all assets
              -      Reg. #04400008335; collateral: all assets
              -      Reg. #181063548; collateral: unspecified
              -      Reg. #0010167814; collateral: all assets
              -      Reg. #236316; collateral: unspecified
              -      Reg. #102305; collateral; unspecified

FUTURELINK MADISON CORP.

1.     NIA National Leasing Inc.
              - Reg. #001924 (assigned to Leasevest Capital Corp.); collateral: specific equipment
              - Reg. #001933 (assigned to Advanta Leasing Corp.); collateral: specific equipment
              - Reg. #99PN07190 (assigned to Advanta Leasing Corp.); collateral: specific equipment
              - Reg. #99PN01056 (assigned to Leasevest Capital Corp.); collateral: specific equipment

2.     Unicyn Financial Corporation
              -      Reg. #173465 (assigned Green Tree Vendor Services
                     Corporation); collateral: specific equipment
              -      Reg. #99PN48889 (assigned Green Tree Vendor Services
              -      Corporation); collateral: specific equipment

3.     Foothill Capital Credit Corporation
              -      Reg. #0002028619; collateral: all assets
              -      Reg. #0069581; collateral: all assets
              -      Reg. #2003325; collateral: all assets
              -      Reg. #00199635; collateral: all assets

FUTURELINK ASYNC CORP.

1.     Foothill Capital Corp.
              -      Reg. #004284186; collateral: all assets
              -      Reg. #1605053; collateral: unspecified
              -      Reg. #AP285614; collateral: unspecified
              -      Reg. #33190334; collateral: all assets
              -      Reg. #0029360247; collateral: all assets
              -      Reg. #0069574; collateral: all assets
              -      Reg. #2352955; collateral: all assets
              -      Reg. #18102C; collateral: all assets

FUTURELINK MICRO VISIONS CORP.

1.     Hewlett Packard Company
              -      Reg. #9934260066; collateral: specific equipment

2.     Transamerica Business Credit Corporation
              -      Reg. #9935160746; collateral: specific equipment
              -      Reg. #0007560143; collateral: specific equipment
              -      Reg. #0021760510; collateral: specific equipment

3.     Data General Corporation
              -      Reg. #0006760426; collateral: specific equipment

4.     Foothill Capital Credit Corporation
              -      Reg. #11418549; collateral: all assets
              -      Reg. #0015870; collateral: unspecified
              -      Reg. #0000530293; collateral: all assets
              -      Reg. #20002970037; collateral: all assets
              - Reg. #0013960669; collateral; all accounts and chattel paper including paper and proceeds
              -      Reg. #0029960597; collateral: all assets
              -      Reg. #0002029935; collateral: all assets
              -      Reg. #0071363; collateral: all assets
              -      Reg. #4400008521; collateral: all assets
              -      Reg. #0000609295; collateral: all assets
              -      Reg. #0010237812; collateral: all assets
              -      Reg. #00131175; collateral: all assets
              -      Reg. #241507; collateral: all assets
              -      Reg. #104727; collateral: unspecified

FUTURELINK CANADA CORP.

1.     Compaq Financial Services Canada Corporation
              - Reg. #00071812051; collateral: computer equipment under lease
              - Reg. #20000203 1809 1531 0812; collateral: equipment under equipment schedule no. 100746000002
              - Reg. #20000927 1831 1531 1981; collateral: equipment under equipment schedule no. 67440C
              - Reg. #20000914 1810 1531 5881; collateral: equipment under equipment schedule no. 67440B
              - Reg. #20000921 1808 1531 5096; collateral: equipment under lease no. 67280 dated 06/08/00

              - Reg. #20000921 1808 1531 5097; collateral: equipment under lease no. 67243 dated 05/04/00
              - Reg. #20000921 1808 1531 5098; collateral: equipment under lease no. 668890 dated 04/13/00
              -
              - Reg. #20000823 1756 1531 0470; collateral: equipment under lease no. 67243 dated 05/04/00
              - Reg. #20000921 1808 1531 8632; collateral: equipment under lease no. 67280 dated 06/08/00
              - Reg. #20000328 1802 1531 3186; collateral: equipment under lease no. 666889
              -      Reg. #19990820 1204 7029 3124; collateral: all goods
                     provided by Compaq
              - Reg. #20010226 1432 1530 1721; collateral: equipment under lease no. 67440I dated 02/05/01
              - Reg. # 20010108 1449 1530 5408; collateral: equipment under lease no. 67440G dated 12/21/00
              - Reg. #20010108 1449 1530 5411; collateral: equipment under lease no. 67440H dated 12/21/00
              - Reg. #20001201 1137 1529 5896; collateral: equipment under lease no. 67440F dated 11/27/00
              - Reg. #20001114 1117 1529 8113; collateral: equipment under lease no. 67440D dated 11/02/00
              - Reg. #00092207711; collateral: equipment under lease no. 100746 dated 11/15/99
              - Reg. #01020209530; collateral: equipment under lease no.100746 dated 11/1/5/99
              - Reg. #00071812051; collateral: equipment under lease no.100746 dated 11/15/99

2.     Ingram Micro Inc.
              - Reg. #97101729933 (as amended); collateral: all present and after acquired personal property
              -      Reg. #20000913 1536 1826 0812; collateral: inventory,
                     equipment, accounts
              - Reg. #19931018 0901 0004 0957; collateral: general security agreement
              -      Reg. #19961015 1711 1826 0223; collateral: renewal
              -      Reg. #19990928 1441 1826 0656; collateral: renewal
              - Reg. #00122815939; collateral: all present and after acquired personal property

3.     Newcourt Financial Ltd.
              -      Reg. #98061517201; collateral: photocopier
              -      Reg. #99011902154; collateral: telephone system equipment
              -      Reg. #19990504 1811 1531 8522; collateral: inventory,
                     equipment, accounts, other

4.     Merisel Canada Inc.
              - Reg. #95050916808 (as amended); collateral: all present and after acquired personal property
              -      Reg. #00050405422; collateral: computer hardware
              - Reg. #19990315 0844 1192 0202; collateral: general security agreement
              -      Reg. #19990205 0849 1192 9831; collateral: computer
                     equipment
              -      Reg. #19990315 0846 1192 0203; collateral: inventory,
                     accounts, other


5.     Maramello Motors Ltd.
              -      Reg. #199990205 1801 1531 9831; collateral: vehicle

6.     The Bank of Nova Scotia;
              -      Reg. #199990205 1801 1531 9831; collateral: vehicle

7.     Bayshore Leasing Corporation
              -      Reg. #19980625 1703 1672 4888; collateral: equipment
              -      Reg. #19980304 1617 1672 4549; collateral: equipment

8.     Tech Data Canada Inc.
              -      Reg. #20000720 1105 9075 0327; collateral: general security
              -      agreement
              -      Reg. #19971031 1059 0043 6715; collateral: inventory,
                     accounts, other

9.     National leasing Group Inc.
              -      Reg. #99011511476; collateral: telephone equipment system

10.    Accel Capital Corp.
              -      Reg. #99033026792; collateral: office furniture

11.    Hewlett Packard (Canada) Ltd.
              - Reg. #99102217579; collateral: computer equipment described in leases

12.    Transamerica Business Credit Corporation
              -      Reg. #99112400579; collateral: computer equipment
              - Reg. #20001221 1746 8028 0522; collateral: equipment and other

13.    Commcorp. Financial Services Inc.
              -      Reg. #97062504440; collateral: computer equipment

14.    Ikon Office Solutions, Inc.
              -      Reg. #9905270453; collateral: photocopier
              -      Reg. #99052704444; collateral: fax machine

15.    Foothill Capital Corporation
              -      Reg. #20001103 1705 3033 0693; collateral: equipment,
                     inventory, accounts
              - Reg. #01-0009068-001; collateral: all present and after acquired personal property
              - Reg. #00110803343: collateral: all present and after acquired personal property


3045207 NOVA SCOTIA COMPANY

1.     Foothill Capital Corporation
              - Reg.#3668864; collateral: all present and after acquired personal property


1423280 ONTARIO INC.

1.     Foothill Capital Corporation
              -      Reg. #20001122 1452 3033 0735; collateral: accounts, other
              -      Reg. #20001103 1705 3033 0694; collateral: inventory,
                     equipment, accounts, other

                                   SCHEDULE I

                                       TO

                               SECURITY AGREEMENT

                                  Pledged Stock


-------------------------------------------------------------------------------------------------------------------------
                                                                               TOTAL SHARES                 JURISDICTION
                                     NO. OF                                     OF CAPITAL      PLEDGOR'S         OF
                                   SHARES HELD                 CERTIFICATE        STOCK        PERCENTAGE   INCORPORATION
PLEDGOR            ISSUER          BY PLEDGOR       CLASS         NO.(S)       OUTSTANDING     OWNERSHIP
-------------------------------------------------------------------------------------------------------------------------
FutureLink      FutureLink             500         Common           2              500            100%       Delaware
Corp.           Pleasanton
                Corp.
-------------------------------------------------------------------------------------------------------------------------

FutureLink      FutureLink             100         Common           1              100            100%       Delaware
Corp.           Madison Corp.
-------------------------------------------------------------------------------------------------------------------------

FutureLink      FutureLink             500         Common           2              500            100%       Delaware
Corp.           Micro Visions
                Corp.
-------------------------------------------------------------------------------------------------------------------------

FutureLink      FutureLink             500         Common           2              500            100%       Delaware
Corp.           ASYNC Corp.
-------------------------------------------------------------------------------------------------------------------------

FutureLink      FutureLink             500         Common           2              500            100%       Maryland
Corp.           VSI Corp.
-------------------------------------------------------------------------------------------------------------------------

FutureLink      3045207 Nova        7,500,100      Common          2,3          7,500,100         100%       Nova Scotia,
Corp.           Scotia Company                                                                               Canada
-------------------------------------------------------------------------------------------------------------------------

1423280         FutureLink             100         Common          C-1             100            100%       Ontario,
Ontario Inc.    Canada Corp.                                                                                 Canada
-------------------------------------------------------------------------------------------------------------------------

3045207         1423280             7,500,000      Class C       CCVP-16      12,161,156.387     61.85%      Ontario,
Nova Scotia     Ontario Inc.                       Voting                                                    Canada
Company
-------------------------------------------------------------------------------------------------------------------------

FutureLink      1423280           2,426,191.387    Common          C-2        12,161,156.387     20.00%      Ontario,
Corp.           Ontario Inc.                                                                                 Canada
-------------------------------------------------------------------------------------------------------------------------

                        SCHEDULE II TO SECURITY AGREEMENT

                      LOCATIONS OF INVENTORY AND EQUIPMENT
                         AND PRINCIPAL PLACE OF BUSINESS

The (i) principal place of business for each secured party is and (ii) with respect to each subsidiary, in addition to documents which may be maintained at FutureLink Corp.'s principal place of business, documents related to and evidence of Receivables is maintained at:

---------------------------------------------------------------------------------------------------------------------------------
           ENTITY                            STREET                  CITY          COUNTY           STATE         ZIP     COUNTRY
---------------------------------------------------------------------------------------------------------------------------------
FutureLink Corp.                   2 South Pointe Dr.            Lake Forest   Orange             California     92630     USA

FutureLink Micro Visions Corp.     2 South Pointe Dr.            Lake Forest   Orange             California     92630     USA

FutureLink VSI Corp.               6980 Muirkirk Meadows Dr.     Beltsville    Prince George's    Maryland       20705     USA

FutureLink Async Corp.             2065 E West Maple Rd.         Walled Lake   Oakland            Michigan       48390     USA
                                   Ste C-304

FutureLink Madison Corp.           360 Lexington Ave.            New York      New York           New York       10017     USA
                                   7th Floor

FutureLink Pleasanton Corp.        5976 W Las Positas            Pleasanton    Alameda            California     94588     USA
                                   Blvd. Ste 122

FutureLink Canada Corp.            300, 250 6th Avenue SW        Calgary       N/A                Alberta        T2P 3H7   Canada

3045207 Nova Scotia Company        2 Gibbs Road                  Totonto       N/A                Ontario        M9B6L6    Canada

1423280 Ontario Corp.              2 Gibbs Road                  Totonto       N/A                Ontario        M9B6L6    Canada


In addition to the foregoing locations:

FutureLink Corp maintains Equipment and Inventory at the following locations:

379 Thornall Street, 6th Floor
Edison, Middlesex County, NJ 08837

FutureLink Micro Visions Corp. maintains Equipment and Inventory at the following locations:

1640 S. Sepulveda Blvd.
Los Angeles, Los Angeles County, California 90025

6301 N.W. 5th Way, Suite 2700
Fort Lauderdale, Browcord County, Fl 33309

365 Northridge Road
Atlanta, De Klab County, GA 30350

FutureLink Canada Corp. maintains Equipment and Inventory at the following
Locations:

60 Meg Drive
London, Ontario, Canada N6E3T6

8585 Decarie, Bureau 301
Ville Mont-Royal, Quebec, Canada H4P 2J4

2750, rue Einstein Est, Bureau 316
Quebec, Quebec, Canada G1P 4R1

2 Gibbs Rd.
Toronto, Ontario, Canada M9B 6L6

FutureLink Madison Corp. maintains Equipment and Inventory at the following location:

80 Wolf Road, Ste. 308
Albany, Albany County, NY  12205

FutureLink Pleasanton Corp. maintains Equipment and Inventory at the following location:

450 Main St.
Pleasanton, Alameda County, California  94566

FutureLink VSI Corp. maintains Equipment and Inventory at the following location:

4050 Innslake Drive, Ste. 160
Glen Allen, Menrico County, VA 23060

6946 Forest Hill, 1st Floor
Richmond, Richmond County, VA 23225

                       SCHEDULE III TO SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY

TRADEMARKS
Applications:
For U.S. applications the applicant FutureLink Distribution Corp. is now FutureLink Corp.
For Canadian applications and registrations the applicant FutrueLink
Distribution
Corporation (Corp.) is now FutureLink Canada Corp.

-----------------------------------------------------------------------------------------------
                                                                      APPLICATION   APPLICATION
   APPLICANT        TYPE     JURISDICTION             MARK                DATE           NO.
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           APPLICATION PORTAL      3/26/99      75/669/151
Distribution
Corp.
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           FLINK                   2/18/98      75/436/229
Distribution
Corp.
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           FUTURELINK              2/18/98      75/436/228
DistributionCorp.
-----------------------------------------------------------------------------------------------
FutureLink          Mark        U.S.A.           FUTURELINK             4/1/9/00      76/029/805
Corp.
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           FUTURESERVE             2/18/98      75/436/227
Distribution
Corp.
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           THE COMPUTER            3/26/99      75/668/792
Distribution                                     UTILITY CO
Corp.
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           THE COMPUTER            3/26/99      75/669/152
Distribution                                     UTILITY SERVICE
Corp.
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           W.A.T.C.H.              9/10/98      75/551/171
Distribution
Corp.
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           WIDE AREA THIN          9/10/98      75/551/172
Corp.                                            CLIENT HOOKUP
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           WORLD'S FIRST           9/10/98      75/551/170
Distribution                                     COMPUTER UTILITY
Corp.                                            COMPANY
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           THE WORLD'S ASP         8/25/99      75/785/866
Distribution
Corp.
-----------------------------------------------------------------------------------------------
FutureLink          Word        U.S.A.           KICKING ASP             8/25/99      75/785/867
Distribution
Corp.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                      APPLICATION   APPLICATION
   APPLICANT        TYPE     JURISDICTION             MARK                DATE           NO.
-----------------------------------------------------------------------------------------------
FutureLink          Word        Canada           KICKING ASP             9/13/99       1028504
Distribution
Corporation
-----------------------------------------------------------------------------------------------
FutureLink          Word        Canada           THE WORLD'S ASP         9/13/99       1028508
Distribution
Corporation
-----------------------------------------------------------------------------------------------
FutrueLink          Word        Canada           WIDE AREA THIN          7/21/98        884924
Distribution                                     CLIENT HOOKUP
Corp.
-----------------------------------------------------------------------------------------------
FutureLink          Word        Canada           THE ASP                 9/13/99       1028509
Distribution
Corporation
-----------------------------------------------------------------------------------------------
FutureLink          Word        Canada           THE WORLD'S FIRST       3/1/99        1006728
Distribution                                     COMPUTER UTILITY
Corporation                                      COMPANY
-----------------------------------------------------------------------------------------------


Registrations:

-----------------------------------------------------------------------------------------------
                                                                  REGISTRATION      REGISTRATION
  REGISTRANT        TYPE    JURISDICTION          MARK                DATE               NO.
-----------------------------------------------------------------------------------------------
FutureLink          Word      Canada          FUTURESERVE            1/27/00        TMA522,392
Distribution
Corporation
-----------------------------------------------------------------------------------------------
FutureLink          Word      Canada          FLINK                  9/7/00         TMA532,325
Distribution
Corporation
-----------------------------------------------------------------------------------------------
FutureLink          Word      Canada          FUTURELINK            11/10/00        TMA537044
Distribution
Corporation
-----------------------------------------------------------------------------------------------
FutureLink          Mark      Canada          FUTURELINK DESIGN     11/10/00        TMA537045
Distribution
Corporation
-----------------------------------------------------------------------------------------------
FutureLink          Mark      Canada          FUTURELINK DESIGN     11/20/00        TMA537296
Distribution
Corporation
-----------------------------------------------------------------------------------------------
FutureLink          Word      Canada          W.A.T.C.H.            11/23/00        TMA537673
Distribution
Corp.
-----------------------------------------------------------------------------------------------

Patents
Registered:  None
Applications:

----------------------------------------------------------------------------------------
                                                            APPLICATION    APPLICATION
    APPLICANT          RELATED TO         JURISDICTION         DATE            NO.
----------------------------------------------------------------------------------------
Charon Systems     UniPrint Software         Canada
Inc. (Now
FutureLink
Canada Corp.)
----------------------------------------------------------------------------------------

Copy Rights
Registered:  None
Applications:  None